EXHIBIT 10.1

______________________________________________________

NINTH AMENDMENT

TO THE

LOAN AND SECURITY AGREEMENT

BETWEEN

GEE GROUP INC. (FORMERLY GENERAL EMPLOYMENT ENTERPRISES, INC.), TRIAD PERSONNEL SERVICES, INC.,

BUSINESS MANAGEMENT PERSONNEL, INC., BMPS, INC., BMCH, INC., BMCHPA, INC.,

TRIAD LOGISTICS, INC., SCRIBE SOLUTIONS, INC., AGILE RESOURCES, INC.,

ACCESS DATA CONSULTING CORPORATION

AND

PALADIN CONSULTING, INC.

AND

ACF FINCO I LP

DATED AS OF SEPTEMBER 27, 2013

______________________________________________________

Amendment Effective Date: September 27, 2016

NINTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

This Ninth Amendment, Consent and Waiver (this “Agreement”) is entered into between GEE GROUP INC. (formerly GENERAL EMPLOYMENT ENTERPRISES, INC.), a corporation organized under the laws of the State of Illinois (“GEE”), TRIAD PERSONNEL SERVICES, INC., a corporation organized under the laws of the State of Illinois (“TPS”), BUSINESS MANAGEMENT PERSONNEL, INC., a corporation organized under the laws of the State of Ohio (“BUMPS”), BMPS, INC., a corporation organized under the laws of the State of Ohio (“BMPSOH”), BMCH, INC., a corporation organized under the laws of the State of Ohio (“BMCH”), BMCHPA, INC., a corporation organized under the laws of the Commonwealth of Pennsylvania (“BMCHPA”), TRIAD LOGISTICS, INC., a corporation organized under the laws of the State of Ohio (“Triad”), SCRIBE SOLUTIONS, INC., a corporation organized under the laws of the State of Florida (“Scribe”), AGILE RESOURCES, INC., a corporation organized under the laws of the State of Georgia, (“Agile”), ACCESS DATA CONSULTING CORPORATION, a corporation organized under the laws of the State of Colorado (“Access Data”), and PALADIN CONSULTING, INC., a corporation organized under the laws of the state of Texas (“Paladin”, and collectively with the foregoing, “Borrower”), and ACF FINCO I LP, a limited partnership formed under the laws of the State of Delaware (“Lender”), this 27th day of September, 2016.

RECITALS:

Borrower and Lender are parties to a Loan and Security Agreement dated September 27, 2013, as amended by a First Amendment effective as of December 31, 2013, by a Second Amendment effective as of December 3, 2014, by a Third Amendment, Consent and Waiver effective as of April 1, 2015 and by a Fourth Amendment, Consent and Waiver effective as of June 15, 2015, by a Fifth Amendment, Consent and Waiver dated as of August 1, 2015, by a Sixth Amendment, Consent and Waiver dated as of September 18, 2015, by a Seventh Amendment, Consent and Waiver effective as of October 4, 2015, and by an Eighth Amendment, Consent and Waiver dated as of January 1, 2016 (as so amended, the “Credit Agreement”), in connection with which Borrower has executed and delivered to Lender an Amended and Restated Revolving Credit Note dated January 1, 2016 in the maximum principal amount of $10,000,000 (the “Revolving Credit Note”), and Borrower and others have executed and/or delivered to Lender certain other agreements, documents and instruments (all of the foregoing, as the same may be amended, restated, extended or otherwise modified from time to time, to be collectively referred to as the “Loan Documents”). Unless otherwise defined in the Recitals, all capitalized terms in these Recitals shall have the meanings ascribed to such terms in the Loan Documents.

The Credit Agreement and the credit facilities extended by Lender to Borrower pursuant thereto are scheduled to terminate on September 27, 2016.

Borrower has requested, and Lender has agreed, upon the terms and conditions contained in this Agreement, to extend the Credit Agreement and the Revolving Credit Note, and to make such other changes to the Credit Agreement and the Loans as described herein.

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AGREEMENT:

1. Defined Terms. Unless otherwise defined in the Recitals or in the body of this Agreement, all capitalized terms shall have the meanings ascribed to such terms in the Loan Documents.

2. Borrower Representations. Borrower hereby represents to Lender, that:

(a) All Loan Documents executed by Borrower, including without limitation the Credit Agreement, constitute valid and legally binding obligations of Borrower, enforceable against Borrower in accordance with the terms thereof;

(b) Borrower has no claims, offsets, counterclaims, or defenses with respect to the payment or performance of any Obligations owing to Lender under any of the Loan Documents;

(c) No Default or Event of Default shall have occurred and be continuing under the terms of the Loan Documents; and

(d) As a material inducement to Lender entering into this Agreement Borrower acknowledges and agrees that Lender is relying on the accuracy and veracity of each of the representations contained in this paragraph 2.

3. Amended and Restated Revolving Credit Note. As a condition to Lender’s consent to the amendments to the Credit Agreement described herein, Borrower shall execute and deliver to Lender an Amended and Restated Revolving Credit Note in the form of Exhibit A attached hereto.

4. Availability Projections. Borrower covenants and agrees that within forty five (45) calendar days of the date of this Agreement Borrower shall deliver to Lender a report showing Borrower’s reasonable projections for Borrower’s Borrowing Capacity on and as of the last day of each calendar month in 2017. Borrower’s failure to deliver such report within such forty five (45) day period shall be an Event of Default under the Loan Agreement.

5. Amendments of the Credit Agreement. The following amendments are hereby made to the Credit Agreement:

(a) Facility Fee. The reference to “one percent (1.0%) contained in the first sentence of Section 3.2 of the Credit Agreement is hereby deleted in its entirety and replaced with the phrase “three quarters of one percent (0.75%)”.

(b) Liquidated Damages. Section 3.7 of the Credit Agreement shall be deleted in its entirety and replaced with the following:

3.7 Liquidated Damages. Subject to the terms and conditions of this Agreement, Borrower shall have the right prior to September 27, 2018 and upon sixty (60) calendar days’ advance written notice to Lender (a “Principal Reduction Notice”) to prepay in full the entire outstanding principal balance of the Revolving Credit, all accrued and unpaid interest thereon, all fees, costs, expenses and other amounts payable to Lender in connection with the Revolving Credit, and all other Obligations payable to Lender under this Agreement and the other Loan Documents. A Principal Reduction Notice shall be irrevocable when delivered to Lender, and if all Obligations are finally and indefeasibly paid to Lender in connection with such Principal Reduction Notice, the Revolving Credit shall be terminated and all obligations of Lender to extend credit to Borrower under the Revolving Credit shall terminate.

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If prior to September 27, 2018 (a) Borrower prepays all Obligations outstanding in full pursuant to the foregoing paragraph, or (b) pursuant to the terms of this Agreement or any other Loan Document, either (i) Lender demands repayment of the outstanding Obligations in whole or in part, or (ii) repayment of the outstanding Obligations are otherwise accelerated in whole or in part, then (c) at the time of such prepayment, repayment, demand or acceleration, and in addition to the principal balance of the Revolving Credit, all accrued and unpaid interest thereon, all fees, costs, expenses and other amounts payable to Lender in connection with the Revolving Credit, and all other Obligations paid to Lender under this Agreement and the other Loan Documents, Borrower shall pay liquidated damages to Lender in an amount equal to the Revolving Credit Limit multiplied by (i) two percent (2.00%) if such prepayment, repayment, demand or acceleration occurs prior to September 28, 2017, and (ii) one percent (1.00%) if such prepayment, repayment, demand or acceleration occurs on or after September 28, 2017.

Lender and Borrower each hereby acknowledges and agrees that it would be impractical and extremely difficult to ascertain Lender’s actual damages from early termination of the Revolving Credit, and that the above liquidated damages have been arrived at by mutual agreement of Lender and Borrower as to a reasonable calculation of Lender’s lost profits as a result of early termination of the Revolving Credit. Lender and Borrower each further hereby acknowledges and agrees that the liquidated damages provided above are intended to be fair and reasonable approximations of Lender’s actual damages from early termination of the Revolving Credit, are presumed to be the amount of damages sustained by Lender as a result of such early termination, are reasonable under the circumstances currently existing, and that the liquidated damages are not intended to be penalties.

(c) EBITDA Covenant. Section 8.20 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

8.20 EBITDA. Permit EBITDA as of and for:

(a) The twelve (12) consecutive calendar month period ending on September 30, 2016, to be less than Three Million Two Hundred Forty One Thousand and 00/100 Dollars ($3,241,000.00);

(b) The twelve (12) consecutive calendar month period ending on December 31, 2016, to be less than Three Million Eight Hundred Thousand and 00/100 Dollars ($3,800,000.00);

(c) The twelve (12) consecutive calendar month period ending on March 31, 2017, to be less than Four Million Two Hundred Thousand and 00/100 Dollars ($4,200,000.00);

(d) The twelve (12) consecutive calendar month period ending on June 30, 2017, to be less than Four Million Six Hundred Thousand and 00/100 Dollars ($4,600,000.00);

(e) The twelve (12) consecutive calendar month period ending on September 30, 2017, to be less than Five Million and 00/100 Dollars ($5,000,000.00); and

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(f) For any period commencing on or after October 1, 2017, no less than such amounts as are established by Lender for such period based on the annual financial projections including such period delivered by Borrower pursuant to Section 6.6, above. Borrower acknowledges and agrees that the above EBITDA covenant levels, and Lender’s adjustment in accordance with the preceding sentence, have been established by Lender based on Borrower’s operations as conducted on September 1, 2016, and that any material change to such operations, whether by Strategic Acquisition or otherwise, will necessitate an adjustment by Lender of the above EBITDA covenant levels, and that Lender will make such adjustments in Lender’s permitted discretion.

(d) EBITDA Definition. The definition of “EBITDA” contained in the Definition Schedule to the Credit Agreement is hereby deleted in its entirety and replaced with the following

“EBITDA” means, for any period, Borrower’s total income before interest expense, taxes, depreciation and amortization for such period on a consolidated basis, all calculated in accordance with GAAP, consistently applied and determined as of and at the end of such period, plus or minus, as the case may be, such additional non-cash or extraordinary items of income and expense as may be agreed to in advance by Lender in writing in Lender’s permitted discretion.

(e) Revolving Credit Rate. The definition of “Revolving Credit Rate” contained in the Definition Schedule to the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“Revolving Credit Rate” means a fluctuating rate that, when annualized, is equal to the greatest of (A) the Prime Rate plus one and one half percent (1.50%), (B) the LIBOR Rate plus four and one half percent (4.50%), and (C) four and three quarters percent (4.75%).

(f) Revolving Credit Termination Date. The definition of “Revolving Credit Termination Date” contained in the Definition Schedule to the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“Revolving Credit Termination Date” means the earliest to occur of (a) September 27, 2018, (b) the date Lender terminates the Revolving Credit pursuant to Section 9.3(a), and (c) the date on which repayment of the Revolving Credit, or any portion thereof, becomes immediately due and payable pursuant to Section 9.3(b).

6. Commitment and Closing Fee; Reimbursement of Lender. As consideration for Lender’s extension of the Revolving Credit and other accommodations and amendments to the Credit Agreement as provided above, and pursuant to Sections 10.9 and 10.10 of the Credit Agreement, Borrower shall (a) pay to Lender on the date hereof a commitment and closing fee in the amount of One Hundred Thousand and 00/100 Dollars ($100,000.00), and (b) reimburse, indemnify and hold Lender harmless for the reasonable fees and costs and expenses incurred by Lender for the services of legal professionals engaged by Lender in connection with the negotiation and preparation of this Agreement. With respect to any amount required to be paid or reimbursed by Borrower pursuant to the foregoing provisions of this paragraph 6, it is hereby agreed that Lender may charge any such amount to the Revolving Credit on the date such payment is due or such reimbursement is made.

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7. Amendment Effective Date. This Agreement shall be effective as of September 27, 2016 (the “AmendmentEffective Date”). The amendments and modifications to any Loan Document contained in this Agreement shall be effective as of the Amendment Effective Date, shall be applied from and after the Amendment Effective Date, and shall not have retroactive effect, unless otherwise specifically provided for in this Agreement.

8. Release. By executing this Agreement Borrower hereby absolutely and unconditionally releases and forever discharges Lender, and any and all participants, co-lenders, parent entities, subsidiary entities, affiliates, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or in equity or upon contract or tort or under any state or federal law or otherwise, which Borrower has had, now has or has made claim to have against any such Person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and include the date of this Agreement, whether such claim, demand or cause of action is matured or unmatured or known or unknown.

9. Specificity of Provisions. The amendments set forth herein are limited precisely as written and shall not be deemed to (a) be a consent to or a waiver of any other term or condition of the Credit Agreement or any of the documents referred to therein, or (b) prejudice any right or rights which Lender may now have or may have in the future under or in connection with the Credit Agreement or any or any other Loan Document. From and after the Amendment Effective Date, whenever the Credit Agreement is referred to in the Credit Agreement or in any of the other Loan Documents, it shall be deemed to mean the Credit Agreement as modified by this Agreement.

10. Binding Effect of Loan Documents. Borrower hereby acknowledges and agrees that upon giving effect to this Agreement, the Credit Agreement and each other Loan Document shall continue to be binding upon such Borrower and shall continue in full force and effect.

11. No Events of Default. Borrower hereby represents and warrants that upon giving effect to this Agreement no default or Event of Default shall have occurred and be continuing under the terms of the Credit Agreement.

12. Choice of Law. This Agreement and the legal relations among the parties hereto shall be governed by and construed in accordance with the internal laws of the State of New York without regard to its conflicts of law principles.

13. Counterparts. This Agreement may be executed by one or more the parties to this Agreement on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

[SIGNATURE PAGES IMMEDIATELY FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective duly authorized officers.

LENDER:

ACF FINCO I LP

By:
Name:
Its:
Date:

BORROWER:

GEE GROUP, INC.	TRIAD PERSONNEL SERVICES, INC.

By:	By:
Name:	Name:
Its:	Its:
Date:	Date:

BUSINESS MANAGEMENT PERSONNEL, INC.	BMPS, INC.

By:	By:
Name:	Name:
Its:	Its:
Date:	Date:

BMCH, INC.	BMCHPA, INC.

By:	By:
Name:	Name:
Its:	Its:
Date:	Date:

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TRIAD LOGISTICS, INC.	SCRIBE SOLUTIONS, INC.

By:	By:
Name:	Name:
Its:	Its:
Date:	Date:

AGILE RESOURCES, INC.	ACCESS DATA CONSULTING CORPORATION

By:	By:
Name:	Name:
Its:	Its:
Date:	Date:

PALADIN CONSULTING, INC.

By:
Name:
Its:
Date:

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EXHIBIT A

AMENDED AND RESTATED REVOLVING CREDIT NOTE

See attached.

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